Press Release

Contact
Venk Nathamuni
Managing Director, Investor Relations
(408) 601-5293

MAXIM INTEGRATED REPORTS RESULTS FOR THE THIRD QUARTER OF FISCAL 2013

•	Revenue: $605 million

•	Gross Margin: 62.2% GAAP (63.5% excluding special items)

•	EPS: $0.44 GAAP ($0.45 excluding special items)

•	Cash, cash equivalents, and short term investments: $1.57 billion

•	Fiscal fourth quarter revenue outlook: $610 million to $640 million

SAN JOSE, CA - April 25, 2013 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $605 million for its third quarter of fiscal 2013 ended March 30, 2013, unchanged from the prior quarter.

Tunc Doluca, President and Chief Executive Officer, commented, “While Maxim's Mobility business has driven our revenue growth for several quarters, it is good to see strength in orders for our Industrial business. Our diverse business model has positioned Maxim to participate in growth across multiple end markets.”

Fiscal Year 2013 Third Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the March quarter was $0.44. The results were affected by special items which primarily consisted of:

•	$14 million pre-tax charge for acquisition related items

•	$4 million tax benefit for re-instatement of R&D tax credit for fiscal year 2012
GAAP earnings per share, excluding special items, was $0.45. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of our third quarter of fiscal 2013, total cash, cash equivalents and short term investments was $1.57 billion, an increase of $543 million from the prior quarter. Notable items include:

•	Cash flow from operations: $212 million

•	Net capital expenditures: $45 million

•	Dividends: $70 million ($0.24 per share)

•	Stock repurchases: $66 million

•	Cash from issuance of debt: $491 million

Business Outlook
The Company's 90 day backlog at the beginning of the fourth fiscal quarter of 2013 was $386 million. Based on our beginning backlog and expected turns, results for the June 2013 quarter are expected to be:

•	Revenue: $610 million to $640 million

•	Gross Margin: 60% to 63% GAAP (61% to 64% excluding special items)

•	EPS: $0.42 to $0.46 GAAP ($0.45 to $0.49 excluding special items)
Maxim Integrated's business outlook does not include the potential impact of any restructuring activity or mergers, acquisitions, divestitures, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.24 per share will be paid on June 5, 2013, to stockholders of record on May 22, 2013.

Conference Call
Maxim Integrated has scheduled a conference call on April 25, 2013, at 2:00 p.m. Pacific Time to discuss its financial results for the third quarter of fiscal 2013 and its business outlook. To listen via telephone, dial (866) 804-3545 (toll free) or (703) 639-1326. This call will be webcast by Shareholder.com and can be accessed at the Company's website at www.maximintegrated.com.

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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	March 30, 2013	December 29, 2012	March 31, 2012
	(in thousands, except per share data)
Net revenues	$604,884	$605,306	$571,212
Cost of goods sold	228,782	241,931	235,782
Gross margin	376,102	363,375	335,430
Operating expenses:
Research and development	134,138	135,742	136,075
Selling, general and administrative	81,954	80,058	78,011
Intangible asset amortization	3,903	3,903	4,029
Impairment of long-lived assets (1)	—	22,222	7,712
Severance and restructuring expenses	151	2,236	228
Other operating expenses (income), net (2)	1,678	1,666	(2,511)
Total operating expenses	221,824	245,827	223,544
Operating income	154,278	117,548	111,886
Interest and other income (expense), net	(2,669)	(2,798)	(230)
Income before provision for income taxes	151,609	114,750	111,656
Provision for income taxes (3)	22,824	38,128	88,948
Income from continuing operations	128,785	76,622	22,708
Income from discontinued operations, net of tax (4)	2,603	—	31,809
Net income	$131,388	$76,622	$54,517

Earnings per share: basic
From continuing operations	$0.44	$0.26	$0.08
From discontinued operations, net of tax	0.01	—	0.11
Basic	$0.45	$0.26	$0.19

Earnings per share: diluted
From continuing operations	$0.43	$0.26	$0.07
From discontinued operations, net of tax	0.01	—	0.11
Diluted	$0.44	$0.26	$0.18

Shares used in the calculation of earnings per share:
Basic	292,888	292,075	292,276
Diluted	300,082	298,759	300,221

Dividends paid per share	$0.24	$0.24	$0.22

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	March 30, 2013	December 29, 2012	March 31, 2012
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$7,777	$8,986	$9,787
Total	$7,777	$8,986	$9,787

Operating expenses:
Intangible asset amortization	$3,903	$3,903	$4,029
Impairment of long-lived assets (1)	—	22,222	7,712
Severance and restructuring	151	2,236	228
Other operating expenses (income), net (2)	1,678	1,666	(2,511)
Total	$5,732	$30,027	$9,458

Provision for income taxes:
Reversal of tax reserves	$—	$—	$(2,272)
International restructuring implementation (3)	—	18,726	65,293
Fiscal year 2012 research & development tax credits	(3,899)	—	—
Total	$(3,899)	$18,726	$63,021

Discontinued operations:
Income from discontinued operations, net of tax (4)	$(2,603)	$—	$(31,809)
Total	$(2,603)	$—	$(31,809)
(1) Includes impairment charges relating to wafer fab and end of line manufacturing equipment and land & building held for sale.

(2) Other operating expenses (income), net are primarily for in-process research and development, contingent consideration adjustments related to certain acquisitions, gain relating to sale of land and buildings, and stock option related litigation.

(3) Includes impact due to international restructuring.
(4) Includes gain on sale, net of tax relating to certain businesses divested.
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STOCK-BASED COMPENSATION BY TYPE OF AWARD (in thousands)
(Unaudited)
Three Months Ended March 30, 2013	Stock Options	Restricted Stock Units	Employee Stock Purchase Plan	Total
Cost of goods sold	$337	$2,120	$598	$3,055
Research and development expense	1,440	7,116	1,480	10,036
Selling, general and administrative expense	1,157	4,764	601	6,522
Total	$2,934	$14,000	$2,679	$19,613

Three Months Ended December 29, 2012
Cost of goods sold	$477	$2,572	$634	$3,683
Research and development expense	2,288	8,401	1,451	12,140
Selling, general and administrative expense	1,286	5,152	584	7,022
Total	$4,051	$16,125	$2,669	$22,845

Three Months Ended March 31, 2012
Cost of goods sold	$470	$2,217	$412	$3,099
Research and development expense	1,742	8,203	1,602	11,547
Selling, general and administrative expense	1,836	5,072	484	7,392
Total	$4,048	$15,492	$2,498	$22,038

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 30, 2013	December 29, 2012	March 31, 2012
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,547,980	$955,107	$860,551
Short-term investments	25,095	75,192	75,405
Total cash, cash equivalents and short-term investments	1,573,075	1,030,299	935,956
Accounts receivable, net	300,046	264,545	296,255
Inventories	268,018	257,690	220,153
Deferred tax assets	81,809	80,991	105,298
Other current assets	113,010	90,470	79,584
Total current assets	2,335,958	1,723,995	1,637,246
Property, plant and equipment, net	1,368,905	1,359,014	1,361,300
Intangible assets, net	165,591	182,521	222,354
Goodwill	422,004	422,083	423,073
Other assets	41,660	50,940	26,264
TOTAL ASSETS	$4,334,118	$3,738,553	$3,670,237

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$114,629	$110,495	$132,906
Income taxes payable	20,200	22,146	21,807
Accrued salary and related expenses	182,894	152,122	181,943
Accrued expenses	59,075	58,900	72,242
Current portion of long term debt	304,314	304,794	—
Deferred income on shipments to distributors	25,851	25,362	28,729
Total current liabilities	706,963	673,819	437,627
Long term debt	503,573	3,997	308,700
Income taxes payable	271,815	260,770	192,842
Deferred tax liabilities	213,138	192,434	205,727
Other liabilities	26,063	26,321	22,143
Total liabilities	1,721,552	1,157,341	1,167,039

Stockholders' equity:
Common stock	292	7,040	9,125
Retained earnings	2,629,895	2,589,619	2,507,298
Accumulated other comprehensive loss	(17,621)	(15,447)	(13,225)
Total stockholders' equity	2,612,566	2,581,212	2,503,198
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,334,118	$3,738,553	$3,670,237

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	March 30, 2013	December 29, 2012	March 31, 2012
	(in thousands)
Cash flows from operating activities:
Net income	$131,388	$76,622	$54,517
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	19,613	22,845	22,038
Depreciation and amortization	50,391	51,880	53,476
Deferred taxes	18,392	(12,979)	(9,942)
Loss (gain) from sale of property, plant and equipment	(2,397)	(88)	(6,487)
Tax benefit (shortfall) related to stock-based compensation	1,317	5,187	2,957
Impairment of long-lived assets	—	22,222	7,712
Excess tax benefit from stock-based compensation	(4,297)	(6,615)	(5,172)
In-process research and development written-off	2,800	—	1,600
Loss (gain) from discontinued operations	(3,285)	—	(45,372)
Changes in assets and liabilities:
Accounts receivable	(35,501)	51,993	(50,026)
Inventories	(12,143)	570	12,412
Other current assets	(14,653)	4,091	2,332
Accounts payable	10,453	(9,536)	27,228
Income taxes payable	9,100	37,477	98,321
Deferred income on shipments to distributors	489	(1,663)	(2,407)
All other accrued liabilities	40,026	13,091	33,312
Net cash provided by (used in) operating activities	211,693	255,097	196,499

Cash flows from investing activities:
Payments for property, plant and equipment	(54,945)	(62,102)	(70,053)
Proceeds from sales of property, plant and equipment	10,199	4,115	13,774
Proceeds from sale of discontinued operations	—	—	56,607
Purchases of available-for-sale securities	—	—	(1,980)
Proceeds from maturity of available-for-sale securities	50,000	—	—
Net cash provided by (used in) investing activities	5,254	(57,987)	(1,652)

Cash flows from financing activities:
Excess tax benefit from stock-based compensation	4,297	6,615	5,172
Dividends paid	(70,421)	(70,063)	(64,384)
Repayment of notes payable	(903)	(74)	—
Issuance of debt, net of issuance costs	491,145	—	—
Contingent consideration paid	—	(7,476)	—
Repurchase of common stock	(66,330)	(50,435)	(28,970)
Issuance of ESPP	—	16,768	—
Net issuance of restricted stock units	(7,941)	(6,538)	(7,669)
Proceeds from stock options exercised	26,079	19,350	20,395
Net cash provided by (used in) financing activities	375,926	(91,853)	(75,456)

Net increase (decrease) in cash and cash equivalents	592,873	105,257	119,391
Cash and cash equivalents:
Beginning of period	955,107	849,850	741,160
End of period	$1,547,980	$955,107	$860,551

Total cash, cash equivalents, and short-term investments	$1,573,075	$1,030,299	$935,956

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	March 30, 2013	December 29, 2012	March 31, 2012
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$376,102	$363,375	$335,430
GAAP gross profit %	62.2%	60.0%	58.7%

Special expense items:
Intangible asset amortization	7,777	8,986	9,787
Total special expense items	7,777	8,986	9,787
GAAP gross profit excluding special expense items	$383,879	$372,361	$345,217
GAAP gross profit % excluding special expense items	63.5%	61.5%	60.4%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$221,824	$245,827	$223,544

Special expense (income) items:
Intangible asset amortization	3,903	3,903	4,029
Impairment of long-lived assets (1)	—	22,222	7,712
Severance and restructuring	151	2,236	228
Other operating expenses (income), net (2)	1,678	1,666	(2,511)
Total special expense items	5,732	30,027	9,458
GAAP operating expenses excluding special expense items	$216,092	$215,800	$214,086

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$131,388	$76,622	$54,517

Special expense (income) items:
Intangible asset amortization	11,680	12,889	13,816
Impairment of long-lived assets (1)	—	22,222	7,712
Severance and restructuring	151	2,236	228
Other operating expenses (income), net (2)	1,678	1,666	(2,511)
Pre-tax total special expense items	13,509	39,013	19,245
Tax effect of special items	(3,806)	(9,555)	(5,445)
Reversal of tax reserves	—	—	(2,272)
International restructuring implementation (3)	—	18,726	65,293
Fiscal year 2012 research & development tax credits	(3,899)	—	—
Discontinued operations, net of tax (4)	(2,603)	—	(31,809)
GAAP net income excluding special expense items	$134,589	$124,806	$99,529

GAAP net income per share excluding special expense items:
Basic	$0.46	$0.43	$0.34
Diluted	$0.45	$0.42	$0.33

Shares used in the calculation of earnings per share excluding special expense items:
Basic	292,888	292,075	292,276
Diluted	300,082	298,759	300,221

(1) Includes impairment charges relating to wafer fab and end of line manufacturing equipment and land and building held for sale.

(2) Other operating expenses (income), net are primarily for in-process research and development, contingent consideration adjustments related to certain acquisitions, gain relating to sale of land and buildings, and stock option related litigation.

(3) Includes impact due to international restructuring.
(4) Includes gain on sale, net of tax relating to certain businesses divested.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; impairment of long-lived assets; severance and restructuring; in-process research and development; contingent consideration adjustments relating to certain acquisitions; gain related to the sale of land and buildings; stock option related litigation; the tax provision impacts due to international restructuring implementation; reversal of tax reserves; fiscal year 2012 research and development tax credits; and gain on sale, net of tax relating to certain business divested. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated's current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management's use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies' non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP gross profit excluding special items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated's core businesses.

GAAP operating expenses excluding special items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets;

severance and restructuring; in-process research and development; contingent consideration adjustments relating to certain acquisitions; gain related to the sale of land and buildings; and stock option related litigation. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP net income and GAAP net income per share excluding special items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring; in-process research and development; contingent consideration adjustments relating to certain acquisitions; gain related to the sale of land and buildings; stock option related litigation; the tax provision impacts due to international restructuring implementation; reversal of tax reserves; fiscal year 2012 research and development tax credits; and gain on sale, net of tax relating to certain business divested. In addition, they are important components of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated's core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company's business outlook and financial projections for its fourth quarter of fiscal 2013 ending in June 2013, which includes revenue, gross margin and earnings per share, as well as the Company's belief that its diverse business model has positioned the Company to participate in growth across multiple end markets. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted based upon, among other things, general market and economic conditions and market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one of our large customers, customer cancellations and price competition, as well as other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
At Maxim Integrated, we put analog together in a way that sets our customers apart. In Fiscal 2012, we reported revenues of $2.4 billion. For more information, go to www.maximintegrated.com.